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                                                                    Exhibit 10.8









PROCENTURY CORPORATION


DEFERRED COMPENSATION PLAN

October 29, 2003





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                             PROCENTURY CORPORATION
                           DEFERRED COMPENSATION PLAN

                                     SUMMARY

The following is a summary of certain provisions of the Plan. This summary is subject to, and qualified in its entirety by, the complete text of the Plan below.

A. This Plan is intended to allow elective deferrals by Key Employees and Directors in the form of Deferred Amounts out of their Compensation and discretionary contributions by the Employer in the form of Employer Deferrals on behalf of selected Participants for future payment to Participants or their Beneficiaries (see Section 1.1).

B. Any Employer Deferral is discretionary and will only be made on behalf of such Participants and in such amounts and at such time or times as the Employer determines in its sole discretion (see Section 3.4).

C. Only Key Employees designated by the Employer and Directors will be eligible to become Participants, and the Employer will notify each designated Key Employee and each person who becomes a Director of his or her eligibility to participate (see Section 3.1).

D. Each Key Employee and Director will agree to participate for each calendar year by completing, signing, and delivering to the Employer a Participation Agreement for that calendar year (see Section 3.2). Each Participant will make such elections of a Deferred Amount for each year and of an Entitlement Date and a Payment Form and make such other elections as required by the Participation Agreement. Any elections may be changed only as provided in this Plan (see Section 3.3).

E. Each Participant's right to payment of any Deferred Amounts contributed by that Participant will be fully vested (see Section 3.4(c)). Each Participant's right to payment of any Employer Deferrals contributed on behalf of that Participant for any calendar year may be subject to forfeiture if the Participant ceases Service before any Employer Deferral Vesting Date stated in the Participation Agreement giving notice of the Employer Deferral (see Sections 3.2 and 3.4(c)). Notwithstanding any vesting pursuant to this Plan, a Participant may forfeit all rights to Employer Deferrals under this Plan in the event of certain prohibited activities (see Section 3.6).

F. On or before the Participant's elected Entitlement Date, the Employer will make a final determination of the Participant's Aggregate Account Balance, debiting any applicable forfeitures, and the Aggregate Account Balance as so determined will be payable in the elected Payment Form within 60 days.

G. Although the intent of this Plan is that a Participant will not be subject to Federal or Ohio income taxation with respect to any Deferred Amount or Employer Deferral until it is paid, it is anticipated that each Participant will be subject to Social Security and Medicare


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         taxation and may be subject to local income taxation for each year with respect to each Deferred Amount and Employer Deferral contributed for that year.




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                                TABLE OF CONTENTS

SECTION 1.    INTENT...........................................................1

         1.1  Deferred Compensation Plan.......................................1
         1.2  Top Hat Plan.....................................................1
         1.3  Unfunded Plan....................................................1
         1.4  Not a Qualified Plan.............................................1

SECTION 2.    DEFINITIONS AND CONSTRUCTION.....................................1

         2.1  Definitions......................................................1
         2.2  Construction.....................................................6

SECTION 3.    ELIGIBILITY, PARTICIPATION AND VESTING...........................6

         3.1  Eligibility......................................................6
         3.2  Participation....................................................6
         3.3  Change in Participation Agreement................................6
         3.4  Employer Deferrals...............................................7
         3.5  Vesting..........................................................7
         3.6  Forfeiture in Certain Events.....................................8

SECTION 4.    ACCOUNTING AND INVESTMENTS.......................................9

         4.1  Separate Accounting..............................................9
         4.2  Investment......................................................10

SECTION 5.    PAYMENT OF AGGREGATE ACCOUNT BALANCE............................10

         5.1  Entitlement.....................................................10
         5.2  Payment.........................................................10
         5.3  Unforeseen Emergency............................................11
         5.4  Designated Beneficiaries........................................11

SECTION 6.    ADMINISTRATION..................................................11

         6.1  Administrator...................................................11
         6.2  Committee.......................................................12
         6.3  Authority.......................................................12
         6.4  Fees............................................................12
         6.5  Bonding.........................................................12

SECTION 7.    CLAIMS PROCEDURE................................................12

         7.1  Claims..........................................................12
         7.2  Denials.........................................................12
         7.3  Review..........................................................12

SECTION 8.    MISCELLANEOUS...................................................13

         8.1  Amendment and Termination.......................................13
         8.2  Addresses.......................................................13
         8.3  Subject to Claims of Employer Creditors.........................13
         8.4  No Special Employment Rights....................................14


                                       i

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         8.5  Tax Withholding.................................................14
         8.6  Non-assignment..................................................14
         8.7  Miscellaneous...................................................14









                                       ii

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                           THE PROCENTURY CORPORATION
                       DEFERRED COMPENSATION PLAN DOCUMENT

                                   SECTION 1.
                                     INTENT

         1.1 DEFERRED COMPENSATION PLAN. This Plan is intended to allow elective deferrals by Key Employees and Directors who become Participants in the form of Deferred Amounts out of their Compensation and discretionary contributions by the Employer in the form of Employer Deferrals on behalf of selected Participants for future payment to Participants or their Beneficiaries. It is also intended that, in order to have the right to future payment of any Employer Deferral, Participants may, at the discretion of the Employer, have to remain in Service until that Employer Deferral becomes vested. It is additionally intended that Participants will not be subject to Federal income taxation with respect to any Deferred Amount or Employer Deferral until it is paid, although it is anticipated that such amounts for each year will be subject to Medicare and Social Security taxation and may be subject to local income taxation for that year.

         1.2 TOP HAT PLAN. Participation in the Plan is limited to a select group of key management or highly compensated employees as such group is described under sections 201(2), 301(a)(3), and 401(a)(1) of ERISA with the intent that the Plan will constitute a "top-hat" deferred compensation plan within the meaning of the regulations promulgated by the Department of Labor under section 3(2)(B)(i) of the ERISA.

         1.3 UNFUNDED PLAN. The Plan is intended to be unfunded for purposes of the Code and Title I of ERISA in that, although the assets securing the obligations of the Employer hereunder shall be held in a Rabbi Trust,

         (a) This Plan constitutes a mere promise by the Employer to pay in the future; and

         (b) In the event of the Employer's insolvency, Participants will have only the rights of unsecured creditors with respect to such Employer's obligation to make such payments. "Insolvency" means for this purpose the Employer is unable to pay its debts as they become due or the Employer is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

         1.4 NOT A QUALIFIED PLAN. This Plan is not intended to be a plan described in section 401(a) or 403(b) of the Code or in section 3(2)(A) of ERISA.

                                   SECTION 2.
                          DEFINITIONS AND CONSTRUCTION

         2.1 DEFINITIONS. The following capitalized terms used in this Agreement shall, unless the context otherwise requires, have the following meaning:


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         (a)      "ADMINISTRATOR" means such person or persons designated by the
                  Employer to administer this Plan; if the Employer fails to make such a designation, the Employer shall be the Administrator.

         (b) "AGGREGATE ACCOUNT BALANCE" means at any time with respect to any Participant the balance to the credit of the Participant at such time pursuant to all of the separate accountings of the Participant's Deferred Amounts and Employer Deferrals, together with receipts and expenditures attributable to the investment thereof through such time, within the meaning of
                  Section 4.1.

         (c) "ANNUAL EMPLOYER DEFERRAL ACCOUNT BALANCE" for any calendar year means at any time with respect to any Participant the balance to the credit of the Participant at such time of the separate accounting of the Employer Deferrals contributed for that calendar year, together with receipts and expenditures attributable to the investment thereof through such time, within the meaning of Section 4.1.

         (d) "BENEFICIARY" means the person or persons designated by the Participant to receive payments under this Plan.

         (e) "BOARD" means the Company's Board of Directors or, to the extent it delegates authority to the Committee, the Committee. Notwithstanding anything to the contrary contained in this Plan, if the Company is subject to section 162(m) of the Code, any determination regarding any Employer Deferral with respect to any person constituting a "covered employee" within the meaning of section 162(m) of the Code shall be made by the Committee.

         (f) The term "CALENDAR YEAR" means the 12-month period ending December 31 of each year.

         (g) "CHANGE IN CONTROL" of ProCentury means: (a) the purchase or other acquisition by any person, entity or group of persons (within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), directly or indirectly, which results in the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of such person, entity or group of persons equaling a majority or more of the combined voting power of the then outstanding voting securities of ProCentury entitled to vote generally in the election of directors, excluding, however, any acquisition by ProCentury or by any employee benefit plan or related trust sponsored or maintained by ProCentury; (b) a merger, reorganization or consolidation to which ProCentury is a party or a sale or other disposition of all or substantially all of the assets of ProCentury (each, a "corporate transaction"), excluding, however, any corporate transaction pursuant to which persons who were security holders of ProCentury immediately prior to such corporate transaction (solely because of their voting securities owned immediately prior to such corporate transaction) own immediately thereafter more than 50 percent of the combined voting power entitled to vote in the election of the Board of the then outstanding securities of the company surviving the corporate transaction; or (c) approval by the security-


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                  holders of ProCentury of a plan of complete liquidation or dissolution of ProCentury.

         (h) "CODE" means the Internal Revenue Code of 1986 (or the corresponding provisions of any succeeding law regarding the taxation of income by the United States), as amended and in effect at such time.

         (i) "COMMITTEE" means the compensation committee, if any, or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Notwithstanding anything to the contrary contained in this Plan, if the Company is subject to section 162(m) of the Code, the Committee shall be composed of, or otherwise any determination regarding any Employer Deferral with respect to, any person constituting a "covered employee" within the meaning of section 162(m) of the Code shall be made by, not less than two directors, each of whom is intended to be an "outside director" within the meaning of section 162(m) of the Code.

         (j) "COMPENSATION" means with respect to any Key Employee for any calendar year all compensation, including wages, salary, and any other benefit of monetary value, whether paid in the form of cash or otherwise, that is required to be reported on a Form W-2 with respect to the Key Employee's Services for the calendar year before reduction for any Deferred Amount contributed by or on behalf of the Key Employee for the year. Compensation means with respect to any Director all compensation, including retainer and meeting fees and any other benefit of a monetary value, whether paid in the form of cash or otherwise, that is required to be reported on a Form 1099 or W-2 with respect to the Director's Services for the calendar year before reduction for any Deferred Amount contributed by or on behalf of the Director for the year.

         (k) "DEFERRED AMOUNT" means with respect to any Participant for any calendar year the amount of Compensation that the Participant timely elects for that calendar year for deferral pursuant to Section 3.2.

         (l) "DEFERRED AMOUNT ACCOUNT BALANCE" means at any time with respect to any Participant the balance to the credit of the Participant at such time of the separate accounting of all Deferred Amounts contributed, together with receipts and expenditures attributable to the investment thereof through such time, within the meaning of Section 4.1.

         (m) "DIRECTOR" means each person who serves as a Director of the Employer's Board of Directors.

         (n) "DISABILITY RETIREMENT" shall have the same meaning as defined in the Company's long-term disability plan as in effect from time to time or, if there is no such plan in effect at the applicable time, a Participant's inability to discharge his/her responsibilities to the Company by reason of physical or mental illness or incapacity, whether arising out of sickness, accident or otherwise, which shall be


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

                  evidenced by the written determination of a qualified medical doctor selected by the Company specifying the date upon which such disability commenced and that it has continued uninterrupted for at least 180 days. For this purpose, any person who qualifies for a credit against income taxes under
                  Section 22 of the Code shall be considered disabled.

         (o) "ELECTION DATE" means the date by which a Key Employee or a Director must elect to participate by delivering a completed and signed Participation Agreement for that calendar year or portion thereof beginning after the Election Date.

         (p)      "EMPLOYER" means ProCentury Corporation and its successor.

         (q) "EMPLOYER DEFERRAL" means with respect to any Participant for any calendar year the amount of Employer Deferral made by the Employer on behalf of that Participant for that calendar year pursuant to Section 3.4.

         (r) "EMPLOYER DEFERRAL VESTING DATE" means, with respect to any Participant's Employer Deferral contributed for any calendar year, (1) the date designated by the Employer in notice to the Participant as the Employer Deferral Vesting Date for the Employer Deferral for that calendar year, or (2), if earlier, a Triggering Severance; provided, however, if no date or similar restriction in made in such Participation Agreement, the Employer Deferral shall be deemed 100 percent vested when made except for forfeitures in certain events pursuant to
                  Section 3.6.

         (s) "ENTITLEMENT DATE" means with respect to any Participant the date elected by the Participant in the Participation Agreement most recently signed by the Participant and delivered pursuant to the Plan. If no date is so elected or if any date elected is not valid, the Entitlement Date shall be the date on which the Participant has a severance from Service with the Employer.

         (t) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended and in effect at such time.

         (u) "KEY EMPLOYEE" means any member of a select group of management or highly compensated employees of the Employer.

         (v) "NORMAL RETIREMENT AGE" means at any time, unless otherwise defined in the Participant's Participation Agreement, termination of a Participant's Service after (1) the period of service or age or combination thereof entitling common law employees of the Company at such time to retirement benefits under the Company's retirement program as then in effect or, if no such program is then in effect, (2) the date of Participant's 65th birthday.

         (w) "PARTICIPANT" means each eligible Key Employee designated for participation in the Plan and each Director who has elected to participate in this Plan by delivering a completed and signed Participation Agreement as provided in Section 3.2.



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         (x)      "PARTICIPATION AGREEMENT" means for any calendar year for any
                  Participant the form of Participation Agreement prepared for completion and execution by an eligible Key Employee or a Director to have deferrals made to this Plan for such calendar year as provided in Section 3.2.

         (y) "PAYMENT FORM" means with respect to any Participant the form of payment of the Aggregate Account Balance elected by the Participant in the Participation Agreement most recently signed by the Participant and delivered to the Plan. If no form of payment is made available for election or no other form of payment is so elected or if any form of payment elected is not valid, the Payment Form shall be lump sum. Any Payment Form other than lump sum to be available shall be solely at the discretion of the Administrator with the approval of the Employer.

         (z) "PLAN" means The ProCentury Corporation Deferred Compensation Plan established pursuant to this document, as amended from time to time.

         (aa) "RABBI TRUST" means any trust created pursuant to a separate trust agreement as set forth in Section 8.3 for the purpose of irrevocably holding assets for the purpose of paying the Aggregate Account Balance to Participants and Beneficiaries.

         (bb) "SERVICE" means with respect to any person all periods for which such person is entitled to Compensation for services in the employment, or as a Director, of the Employer or its affiliates.

         (cc) "TRIGGERING SEVERANCE" means with respect to any Participant severance of the Participant's Service (1) for reason of death or Disability Retirement or (2) at any time on or after the Participant's Normal Retirement Age or (3) within three years after a Change in Control.

         (dd) "UNFORESEEABLE EMERGENCY" means with respect to any Participant circumstances found by the Administrator to constitute a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.



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

         2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Plan. Terms defined in the singular shall include the plural, and vice versa, and pronouns in any gender shall include the masculine, feminine, and neuter, as the context requires. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" means including without limitation, and use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise. All references to a "Section" refer to this Plan, unless the context otherwise requires.

                                   SECTION 3.
                     ELIGIBILITY, PARTICIPATION AND VESTING

         3.1 ELIGIBILITY. The Employer shall have the sole discretion to designate those, if any, of its Key Employees that are eligible for participation in this Plan. No person other than a Director shall be eligible to participate in this Plan unless the person receives notice of eligibility to participate in this Plan and of the Election Date by which to deliver a completed and signed Participation Agreement to participate in this Plan for such calendar year or portion thereof beginning after the Election Date pursuant to Section 3.2. Each Director shall be eligible to participate in this Plan for each calendar year of portion thereof of the Director's Services.

         3.2 PARTICIPATION. In order for an eligible Key Employee or a Director to participate in this Plan for any calendar year or portion thereof beginning after the Election Date, the eligible Key Employee or Director shall deliver to the Employer by the applicable Election Date a completed and signed Participation Agreement stating the Deferred Amount elected for such calendar year (or portion thereof) and making any election as to Entitlement Date and Payment Form with respect to the Participant's Aggregate Account Balance and other elections as may be required by such Participation Agreement with respect to such Deferred Amount or Employer Deferral or any account balance thereof.

         3.3 CHANGE IN PARTICIPATION AGREEMENT. After the applicable Election Date for any calendar year, a Participant may not change or revoke any election or designation made in the Participation Agreement in effect for that calendar year except for circumstances found by the Administrator to constitute an Unforeseeable Emergency, in which event the Participant shall be permitted to change or revoke the Participation Agreement as deemed appropriate by the Administrator in its sole discretion. Any such change or revocation shall take effect as soon as administratively practicable but not earlier than the first pay period commencing after finding of the Unforeseeable Emergency; provided, however, that:

         (a) Any Participant may change the Deferred Amount to take effect for any calendar month during the calendar year by completing, signing, and returning to the Administrator another form of Participation Agreement or such other form prescribed by the Administrator completed to show the Deferred Amount as so changed as long as it is received at least one month before the calendar month for which the change is to take effect;



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         (b)      Any change in the Entitlement Date or Payment Form elected in any Participation Agreement must be received by the Administrator prior to the first day of the calendar year in which the Entitlement Date without such change would have occurred; and

         (c) After a Participant's Entitlement Date, the Participant may make no more than one election of, or change in, the Payment Form and the starting date for payment of that Payment Form and only if such election or change is made before the actual starting date. Thereafter, no further change may be made in Payment Form or the starting date thereof, and in no event may any change be made after payment starts.

No such change or revocation shall have any effect on any Deferred Amount prior thereto.

         3.4      EMPLOYER DEFERRALS.

         (a) DISCRETIONARY EMPLOYER DEFERRALS. The Employer shall in its sole discretion have the right to make a contribution in the form of an Employer Deferral on behalf of any Participant in such amount and at such time or times as the Employer shall determine. The Employer shall give notice to the Participant of any such Employer Deferral contributed on the Participant's behalf for each calendar year and of any Employer Deferral Vesting Date with respect to the Participant's Annual Employer Deferral Account for that calendar year. The Employer has the sole discretion to determine separately with respect to each Employer Deferral made on behalf of each Participant for any calendar year whether the Employer Deferral will be subject to a Employer Deferral Vesting Date, and if so, the Employer Deferral Vesting Date will be so stated in the Participation Agreement with respect to that Employer Deferral.

         (b) NOT A REDUCTION OF COMPENSATION. Any Employer Deferral on behalf of a Participant for any calendar year shall not reduce the Compensation otherwise payable to the Participant for that calendar year.

         (c) BOARD APPROVAL. Not withstanding any provision in this Plan to the contrary, no Employer Deferral shall be made on behalf of any Participant who is a Director or officer of the Company or who is a "covered employee" within the meaning of section 162(m) of the Code unless such Employer Deferral is determined by the Committee and is approved or otherwise authorized by the Board.

         3.5      VESTING.

         (a) DEFERRED AMOUNTS. The rights of a Participant to payment of the Participant's Aggregate Account Balance consisting of Deferred Amounts and all receipts and expenditures attributable to the investment thereof shall at all times be and remain 100 percent vested.

         (b) EMPLOYER DEFERRALS. To the extent that any Employer Deferral contributed on behalf of any Participant for any calendar year is subject to an Employer Deferral



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

                  Vesting Date that has not occurred, there shall be separate accounting pursuant to Section 4.1 of any Employer Deferral on behalf of that Participant for that calendar year and all receipts and expenditures attributable to the investment thereof, and the rights of the Participant to payment of the Annual Employer Deferral Account Balance for such calendar year shall remain zero percent vested until the Employer Deferral Vesting Date designated for such calendar year at which time the Annual Employer Deferral Account Balance for such calendar year maintained pursuant to Section 4.1 shall automatically become 100 percent vested. To the extent that any Employer Deferral contributed for any calendar year is not subject to an Employer Deferral Vesting Date (including if the Employer Deferral Vesting Date has occurred), the rights of a Participant to payment of the Participant's Aggregate Account Balance consisting of Employer Deferrals for those calendar years and all receipts and expenditures attributable to the investment thereof shall at all times be and remain 100 percent vested. If a Participant ceases Service with the Employer for reason other than a Triggering Severance before any Annual Employer Deferral Account Balance becomes 100 percent vested, the Participant shall forfeit all rights to the unvested portion of each such Annual Employer Deferral Account Balance that is not fully vested. The Employer shall redetermine the Participant's Aggregate Account Balance debiting the unvested portion therefrom pursuant to Section 4.1(d), and the unvested portion debited from the Participant's account shall be distributed to the order of Employer, including if the Employer so directs, being returned to it from any Rabbi Trust.

         3.6      FORFEITURE IN CERTAIN EVENTS.

         (a) EVENTS OF FORFEITURE. Notwithstanding any vesting of Employer Deferral pursuant to or language to the contrary contained in this Plan, each Participant shall forfeit all rights to receive or retain, and shall reimburse the Employer for, all payments received of, all of the Participant's accounts accounting for Employer Deferrals and all with all receipts and expenditures attributable to the investment of such Employer Deferrals, including, but not limited to, income, expenses, gains, and losses, upon a finding by the Employer's board of directors or any court of competent jurisdiction that the Participant, during any period of Service as a Key Employee or at any time thereafter without the written consent of the Employer, whether in the capacity of a trustee, director, employee, agent, consultant or otherwise, has breached any covenant against competition, and covenant against non-solicitation or any covenant otherwise protecting Employer property or its confidentiality contained in any valid agreement with the Employer regarding the employment or compensation of the Participant.

         (b) REALLOCATION AND REIMBURSEMENT. Upon a finding of an event of forfeiture pursuant to 3.6(a) with respect to any Participant, the Employer shall redetermine the Participant's Aggregate Account Balance debiting all Employer Deferrals and all receipts and expenditures attributable to the investment thereof, and the amount debited from the Participant's accounts shall be distributed to the order of Employer, including if the Employer so directs, being returned to it from the

                  Rabbi Trust. In addition, if directed by its board of directors, the Employer shall, with and subject to the advice of legal counsel, take appropriate proceedings, including legal proceedings before a court competent jurisdiction, to require reimbursement to the Employer by the Participant for all payments received by the Participant of the Participant's accounts consisting of Employer Deferrals and all receipts and expenditures attributable to the investment thereof.

         (c) TERMINATION OF OPERATION OF SECTION 3.6. Notwithstanding any provision to the contrary contained in this Plan, no activity by any Participant that occurs after severance of the Participant's Service following a Change in Control shall be found as an event of forfeiture or otherwise result in any forfeiture under this Section 3.6, with the intent being that the Participant shall retain all rights under this Plan notwithstanding any activities of the Participant after severance of the Participant's Service following a Change in Control even if in breach of any covenant against competition otherwise applicable to the Participant.

                                   SECTION 4.
                           ACCOUNTING AND INVESTMENTS

         4.1 SEPARATE ACCOUNTING. The Employer shall cause to be maintained with respect to each Participant a separate accounting of all Deferred Amounts and Employer Deferrals as follows:

         (a) DEFERRED AMOUNT ACCOUNT. There shall be a separate accounting of all Deferred Amounts made by the Participant together with all receipts and expenditures attributable to the investment thereof, including, but not limited to, income, expenses, gains, and losses, the balance of which at any time shall be known as the Participant's "DEFERRED AMOUNT ACCOUNT BALANCE".

         (b) ANNUAL EMPLOYER DEFERRAL ACCOUNTS. To the extent that any Employer Deferral contributed on behalf of any Participant for any calendar year is subject to an Employer Deferral Vesting Date that has not occurred, there shall be separate accounting for each such calendar year of all Employer Deferrals made on behalf of the Participant for that calendar year together with all receipts and expenditures attributable to the investment thereof for that calendar year and each period thereafter, including, but not limited to, income, expenses, gains, and losses, the balance of which at any time shall be known as the Participant's "ANNUAL EMPLOYER DEFERRAL ACCOUNT Balance" for that calendar year. Notwithstanding the forgoing, to the extent that any Employer Deferral contributed for any calendar year is not subject to an Employer Deferral Vesting Date or the Employer Deferral Vesting Date has occurred, the separate Annual Employer Deferral Account Balances for each such calendar year that are or become 100 percent vested may be combined and accounted for in the aggregate rather than on a separate basis for each such calendar year.

         (c) AGGREGATE ACCOUNT BALANCE. A Participant's Aggregate Account Balance at any time shall be the sum of the Participant's Deferred Amount Account Balance and Annual Employer Deferral Account Balances for all years at such time.

         (d) DEBITING FOR FORFEITURE. Notwithstanding the forgoing, upon any cessation of the Participant's Service or other event resulting in forfeiture of all or any portion of any Annual Employer Deferral Account Balance of the Participant for any year, the Employer shall debit from each applicable account balance the portion of any Employer Deferral, including all receipts and expenditures attributable to the investment thereof, that is not vested pursuant to Section 3.4(c) or that is forfeited in certain events pursuant to Section 3.6.

         4.2 INVESTMENT. The Employer may permit each Participant to give instructions as to the investment of the Participant's Aggregate Account Balance pursuant to such rules as the Employer or, with the Employer's approval, the Administrator or trustee of the Rabbi Trust or its investment agents may from time to time adopt. Any investment instruction shall be in writing (including electronic communication) and meet the requirements of any rules in effect at that time. As long as consistent with such rules, neither the Administrator nor the Employer nor any trustee of the Rabbi Trust nor any investment agent shall be under any duty to question any such direction or investment or to review any securities or other property, real or personal, or to make any suggestions to the Participant in connection therewith. Neither the Plan nor the Employer nor the Administrator nor any such trustee nor investment agent shall be responsible or liable for any loss or expense that may arise from or result from compliance with any direction or from any investment directed by the Participant. Any costs and expenses related to compliance with any such directions, including any brokerage fees or commissions broker's commissions, mark-ups, and discounts, and other transaction costs, shall be debited against the Participant's Aggregate Account Balance.

                                   SECTION 5.
                      PAYMENT OF AGGREGATE ACCOUNT BALANCE

         5.1 ENTITLEMENT. On or before a Participant's Entitlement Date, the Employer shall determine the Participant's Aggregate Account Balance pursuant to Section 4.1, including any debiting for forfeitures pursuant to
Section 4.1(d), and the Participant shall become entitled to payment of that Aggregate Account Balance on the Participant's Entitlement Date.

         5.2 PAYMENT. Payment of a Participant's Aggregate Account Balance to which the Participant has become entitled pursuant to Section 5.1 shall be made or begin in the Participant's elected Payment Form within 60 days after the Participant's Entitlement Date.

         5.3 UNFORESEEABLE EMERGENCY. A Participant may petition the Administrator for payment of all or any portion of the Participant's Aggregate Account Balance earlier than the Entitlement Date upon circumstances found by the Administrator to constitute an Unforeseeable Emergency, in which event the Participant shall be permitted to receive payment of the portion or amount of the Aggregate Account Balance as petitioned upon such conditions and for such terms as the Administrator may reasonably determine in its sole discretion, provided that the amount of payment for an Unforeseeable Emergency shall not exceed that reasonably needed to satisfy the financial hardship. Any such payment shall be made as soon as administratively practicable but not earlier than the finding of the Unforeseeable Emergency. Notwithstanding the forgoing, payment may not be made for an Unforeseeable Emergency to the extent that resulting financial hardship is or may be relieved (a) through reimbursement or compensation by insurance or otherwise, (b) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship or, (c) by cessation of deferrals under this Plan pursuant to Section 3.3.

         5.4 DESIGNATED BENEFICIARIES. The Participant may designate one or more Beneficiaries to receive all or any part of the payments of the Participant's Aggregate Account Balance in the event of the Participant's death. The designation shall be effective by filing a written notification with the Administrator in such form as the Administrator may from time to time make available for such designation. The Participant's beneficiary designation may be changed from time to time by similar action. If no such designation is made by the Participant, payments of the deceased Participant's Aggregate Account Balance not otherwise determined by the Payment Form shall be paid to, in the following order of priority, the Participant's:

         (a)      Surviving spouse, or if none;

         (b)      Children, per stirpes, or if none;

         (c)      Estate.

                                   SECTION 6.
                                 ADMINISTRATION

         6.1 ADMINISTRATOR. This Plan shall be administered by the Employer or such other person or persons designated by the Employer. Each person so designated shall serve until the earliest of death, if a natural person; or resignation or removal as follows:

         (a) Any person may resign at any time by giving written notice, stating the effective date of such resignation, to each other person who at such time is serving and to the Employer; and

         (b) Any person may be removed at any time by Employer's giving such person written notice, stating the effective date of such removal.

The successor to fill any vacancy resulting from death, resignation, or removal pursuant to this Section shall be filled by designation of another person by the Employer in its sole discretion.

         6.2 COMMITTEE. If more than one person is designated by the Employer as a committee to administer this Plan, any action that may be authorized or taken, including any determination to be made, by the committee may be taken either at a meeting of the committee or without a meeting by written consent or by a combination thereof. Proceedings of the committee shall be held, and action authorized or taken thereat, from time to time as may be called by any committee member. The place of any meeting shall be the principal office of the Employer or such other place as reasonably designated by the person calling the meeting. Attendance of any committee member at any meeting may be by personal presence, or by personal participation by telephone or other communications equipment through which all participating can hear each other or by presence of the member's written consent on any matter being considered. Those members who are present in person or whose written consents on any matter being considered are present at any meeting of the committee shall constitute a quorum for the transaction of business at the meeting, and the act of the majority in number of the committee by vote at any meeting or by written consent at or without a meeting or by any combination thereof shall be the act of the committee. Any one or more members of the committee may certify or otherwise state in writing any action authorized by the committee, and any person may act in reliance upon any instrument or signature reasonably believed by such person to be genuine of any member of such committee and may assume that each committee member signing such certificate or other writing has been duly authorized to do so.

         6.3 AUTHORITY. The Administrator shall have all authority to exercise each of its responsibilities set forth in this Plan and for proper administration hereof except to the extent that such authority is reserved to, or delegated to another person by, the Employer.

         6.4 FEES. No fee or compensation shall be paid to any person for services provided as a member of the Committee.

         6.5 BONDING. No person serving as Administrator and no agents and advisors employed by it shall not be required to be bonded, except as otherwise required by ERISA.

                                   SECTION 7.
                                CLAIMS PROCEDURE

         7.1 CLAIMS. Any claim by a Participant or Beneficiary ("claimant") for payments or other rights under this Plan shall be presented in writing delivered to the Administrator.

         7.2 DENIALS. Any denial in whole or part to any claim presented pursuant to Section 7.1 shall be in writing given to the claimant within a reasonable period of time after receipt of delivery of the claim.

         7.3 REVIEW. The claimant may request review of any denial in whole or part of a claim in so far as it related to the Payment Form, Entitlement Date, any vesting date, the accounting of the Aggregate Account Balance and any Annual Employer Deferral Account Balances, or the validity of any Participation Agreement or election made therein of any Participant as follows:

         (a) The claimant shall make such request in writing delivered to the Administrator not later than 60 days after written denial of a claim was given pursuant to 7.2;

         (b) The claimant may include with such request such documents and other information as the claimant deems reasonable; and

         (c) Any decision on review of a denied claim shall be made not later than 60 days after receipt of delivery of the request, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than 120 days after receipt of delivery of the request. The decision on review shall be in writing and shall include the specific reasons for the decision and the specific references to the pertinent provisions of this Plan on which the decision is based.

                                   SECTION 8.
                                 MISCELLANEOUS

         8.1 AMENDMENT AND TERMINATION. The Employer has the right at any time to amend or otherwise modify any of the provisions of this Plan in any manner that it deems advisable and reserves the right to terminate the Plan at any time in its sole discretion.

         8.2 ADDRESSES. For purpose of any payments and notices under this Plan, each Participant and each Beneficiary of the Participant shall have the obligation to notify the Administrator of his or her addresses and of any changes therein. The address for any notice to the Employer or Administrator shall be the address of the Employer's principal office.

         (a) All payments and notices shall, unless otherwise expressly provided, be deemed to have been properly given (1) if delivered by messenger, when delivered; (2) if mailed, when deposited in the United States Mail, certified or registered, postage prepaid, return receipt requested; (3) if emailed, telexed, telegraphed or faxed, when dispatched by email, telex, telegram or fax; or (4) if delivered by commercial overnight express courier, freight prepaid, when delivered to such courier, in every case addressed to the party at the address provided in this Section.

         (b) All notices required to be delivered shall be deemed to have been delivered when (1) if delivered by messenger, when delivered; (2) if mailed, on the third business day after deposit in the United States Mail, certified or registered, postage prepaid, return receipt requested; (3) if emailed, telexed, telegraphed or faxed, two hours after being dispatched by email, telex, telegram or fax if such second hour falls on a business day within the hours of 9:00 a.m. through 5:00 p.m. of the time in effect at the place of receipt, or at 9:00 a.m. on that business day if the second hour is before 9:00 a.m., or at 9:00 a.m. on the next business day thereafter if such second hour is later than 5:00 p.m. or other than on a business day, or (4) if delivered by commercial overnight express courier, freight prepaid, the next business day after delivery to such courier in every case addressed to the party at the address provided in this Section.

         8.3 SUBJECT TO CLAIMS OF EMPLOYER CREDITORS. To satisfy its obligations for payment of Aggregate Account Balance to Participants and Beneficiaries, the Employer shall cause all Deferred Amounts and Employer Deferrals by or on behalf of all Participants to be paid to the trustee (the "Trustee") of a certain "Rabbi" trust (the "Rabbi Trust") created by the Employer to hold such assets for such purpose. Notwithstanding the assets held by the trustee under the Rabbi Trust, the Employer shall remain liable to make, or cause to made, all payments of such Aggregate Account Balance as they become due. Notwithstanding any accounting to the credit of Participants pursuant to Section 4.1 or transfer to the trustee of the Rabbi Trust pursuant to this Section, neither the Participant nor any Beneficiary shall have any claim to any assets of the Employer other than as a general unsecured creditor, and any assets held by the Rabbi Trust shall remain subject to claims of the Employer's creditors.

         8.4 NO SPECIAL EMPLOYMENT RIGHTS. Nothing contained in this Plan shall be construed as a contract of employment or deemed to give any Participant the right to be retained in the employ of the Employer or any equity or other interest in the assets, business, or affairs of the Employer. A Participant hereunder shall not have a security interest in assets of the Employer used to make contributions or pay benefits.

         8.5 TAX WITHHOLDING. The Employer shall make or cause to be made provision for the reporting and withholding of any federal, state, local, or foreign taxes that may be required to be withheld with respect to any payment of Aggregate Account Balance pursuant to this Plan with the appropriate taxing authorities.

         8.6 NON-ASSIGNMENT. Neither any Participant nor Beneficiary shall have any right to assign, transfer, pledge, or otherwise convey the right to receive any amount or payments which may become due under this Plan. Any such attempted assignment, transfer, pledge, or other conveyance shall not be recognized by the Employer.

         8.7 MISCELLANEOUS. If any provision of this Plan is or becomes invalid, illegal, or unenforceable in any jurisdiction for any reason, such invalidity, illegality, or unenforceability shall not affect the remainder of this Plan, and the remainder of this Plan shall be construed and enforced as if such invalid, illegal, or unenforceable portion were not contained herein. This agreement shall be governed by and construed in English language under the laws of the State of Ohio, United States of America.

                                    SIGNATURE

         IN WITNESS WHEREOF, the Employer has caused this Plan to be executed as of October 29, 2003.

                                     PROCENTURY CORPORATION



                                     /s/ John A. Marazza
                                     -------------------------------------------
                                     John A. Marazza, Executive Vice President,
                                     Chief Operating Officer and Secretary

         For Participants who will NOT receive an Employer Deferral for the year


                             PARTICIPATION AGREEMENT
                                       FOR
                THE PROCENTURY CORPORATION DEFERRED COMPENSATION
                                      PLAN

     _____________________________________ (the "Participant") is an eligible
Key Employee designated or is a Director eligible for participation in The ProCentury Corporation Deferred Compensation Plan. This Participation Agreement evidences the Participant's participation in the Plan for the calendar year ending December 31, 20___. All capitalized terms defined in the Plan shall have the same meaning as used herein.

DEFERRED AMOUNT. The Participant hereby irrevocably elects that the following amount of Compensation for the calendar year shall be withheld for deferral pursuant to Section 3.2 of the Plan as follows:

     ----------------------------------------------------------------------
     You may elect to have the Deferred Amount withheld from either salary or any separate bonus or incentive pay or both by completing the following:
     ----------------------------------------------------------------------

SALARY. From periodic payments of my Compensation over the calendar year:

     -----------------------------------------------------------------
     Please complete only ONE of the following Salary withholdings, if applicable:
     -----------------------------------------------------------------

     The fixed amount of $________________________ until _______________________
     ___________________________________________________________________________
     and thereafter the fixed amount of $________________________ from the gross amount of each periodic payment of such Compensation, or

     The fixed percentage of _____________ percent until _______________________
     ___________________________________________________________________________
     and thereafter the fixed percentage of _____________ percent of the gross amount of each periodic payment of such Compensation.

     BONUS. From any bonus or incentive pay that may be payable during the calendar year separately from my periodic payments of my Compensation for the year, the fixed amount of $________________________ from, or the fixed percentage of _____________ percent of, the gross amount of any such bonus or incentive pay that may be payable on or about the following date:
     ________________________.

     ----------------------------------------------------------------------
     You may change your "Deferred Amount" to take effect for any calendar month during the calendar year by completing, signing, and returning another form of Participation Agreement completed to show the Deferred Amount as so changed as long as it is received at least one month before the calendar month for which the change is to take effect.
     ----------------------------------------------------------------------

INVESTMENT FUNDS. I understand that I must elect the investment funds that will be used to determine the income, expenses, gains, and losses credited to my accounts of Deferred Amounts and Employer Deferrals under the Plan. I understand that my election at this time supersedes any previous investment election or instruction that I have made under the Plan. I hereby elect that my account balances under the Plan shall credited as if invested in the following percentages in the following investments:

     ----------------------------------------------------------------------
     Please complete the following in increments of 1%. The sum of the column "Percentage" must total 100%
     ----------------------------------------------------------------------

     ---------------------------------------------------------------------------
     Investment                           Percentage
     ---------------------------------------------------------------------------
                                          %
     ---------------------------------------------------------------------------
                                          %
     ---------------------------------------------------------------------------
                                          %
     ---------------------------------------------------------------------------
                                          %
     ---------------------------------------------------------------------------
                                          %
     ---------------------------------------------------------------------------
     TOTAL                                100                  %
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
Your election will remain in effect until this election is changed. You may change your election by completing, executing and returning another Participation Agreement or other form provided for this purpose by the Administrator. The investment elections available for you to elect under the Plan may be changed from time to time. In such event that the forms available for election are changed, you will be notified if any form of investment that you elected is no longer available, and you will have the opportunity of changing your election. If you do not timely change your election or if any form of investment elected is no longer available, the Employer reserves the right to reallocate that elected investment form among other available forms.
--------------------------------------------------------------------------------

ENTITLEMENT DATE. I elect as the Entitlement Date on which I or my Beneficiary become entitled to payment of my Aggregate Account Balance the following date:

            ---------------------------------------------------
            Please mark and complete only ONE of the following:
            ---------------------------------------------------

___  Severance from my Service for any reason (including death);

___ If my Service is terminated for any reason other than death before my Normal Retirement Age, upon the following date, ___________________________ ____________________, and if I die before such date, upon my death;

___ If my Service is terminated for any reason (including death) before my Normal Retirement Age, upon the following date, ___________________________ ____________________________;

___  Regardless of when my Service is terminated, upon the following date,
     ________________________________________________ , or if I die before such date, upon my death;

___ Regardless of when my Service is terminated or death occurs, upon the following date, ______________________________________________

___  Other describe: ___________________________________________________________
     ___________________________________________________________________________

     ----------------------------------------------------------------------
     You may change your "Entitlement Date" by completing, executing, and returning another form of Participation Agreement completed to show the Entitlement Date as so changed as long as it is received before the calendar year of the Entitlement Date that you marked and completed above.
     ----------------------------------------------------------------------

PAYMENT FORM. I elect as the Payment Form for payment of my Aggregate Account Balance under the Plan the following:

               ---------------------------------------------------
               Please mark and complete only ONE of the following:
               ---------------------------------------------------

___  Lump sum to be paid within 60 days after my Entitlement Date;

___ In the form of an annuity to be purchased from my Aggregate Account Balance, payment of which will begin within 60 days after my Entitlement Date, payable as follow describe: _________________________________________
     ___________________________________________________________________________
     _________________________________________________________________

     ----------------------------------------------------------------------
     Any Payment Form elected must conform to all limitations in the definition of "Payment Form" contained in the Plan. If no form of payment is made available for election or no other form of payment is so elected or if any form of payment elected is not valid, the Payment Form shall be lump sum.

     You may change your "Payment Form" by completing, executing, and returning another form of Participation Agreement completed to show the Payment Form as so changed as long as it is received before the calendar year of the Entitlement Date that you marked and completed above.

     After your Entitlement Date, you may make no more than one election of, or change in, the Payment Form and the starting date for payment of that Payment Form and only if such election or change is made before the actual starting date. Thereafter, no further change may be made in Payment Form or the starting date thereof, and in no event may any change be made after payment starts.
     ----------------------------------------------------------------------

BENEFICIARY. I hereby designate the following as my Beneficiary in the case of my death:

     (1) _______________________________________________________________________
     ___________________________________________________________________________
     _________________________________________________________________

     (2) If the Beneficiary (Beneficiaries) named in (1) above is not living on the date payments become payable to such Beneficiary:

     ___________________________________________________________________________
     ___________________________________________________________________________
     _________________________________________________________________

     ----------------------------------------------------------------------
     This Beneficiary designation revokes all prior designations made by the undersigned and is subject to all the terms of the Plan.

     You may change your "Beneficiary" by completing, executing, and returning another form of Participation Agreement completed to show the Beneficiary as so changed as long as it is received before your Entitlement Date.
     ----------------------------------------------------------------------

ELECTION DATE. The due date by which you must return this Participation Agreement completed and signed by you in order to be effective for the calendar year is _____________. You should return your completed and signed Participation Agreement to:

                              ________________
                              ________________
                              ________________

AUTHORIZATION. I acknowledge that I have knowingly and voluntarily decided to participate in the Plan and to have Deferred Amounts and other amounts contributed to the Plan. I understand that:

(a) My Aggregate Account Balance and the other assets of the Plan remain subject to the claims of the Employer's general creditors until received by me or my Beneficiary.

(b) The Plan is a defined contribution plan, and my benefit will be my Aggregate Account Balance and whatever Payment Form can be purchased with that Aggregate Account Balance my Entitlement Date.

(c) The Employer is not responsible for any loss that may be sustained as a result of any elections made by me pursuant to this Participation Agreement or that may be sustained by my Aggregate Account Balance as a result of any investment thereof.

(d) My rights to Employer Deferrals under this Plan, even if vested, are subject to forfeiture for certain prohibited activities as provided in
     Section 3.6.

Dated:
       ------------------------------
                                        ----------------------------------------
                                        Signature of Participant


                                        ----------------------------------------
                                        Printed name of Participant

--------------------------------------------------------------------------------
This Participation Agreement is not valid or binding until it is accepted as properly completed and signed by the Employer or Administrator.
--------------------------------------------------------------------------------

                                    ACCEPTED:


Dated:
       ------------------------------   ----------------------------------------
                                        Signature on behalf of the Administrator

                  NOTICE AND PARTICIPATION AGREEMENT REGARDING
                              EMPLOYER DEFERRAL FOR
                THE PROCENTURY CORPORATION DEFERRED COMPENSATION
                                      PLAN

     ALL CAPITALIZED TERMS DEFINED IN THE PLAN SHALL HAVE THE SAME MEANING
                                AS USED HEREIN.

                           NOTICE OF EMPLOYER DEFERRAL

                      ------------------------------------
                      TO BE COMPLETED BY THE EMPLOYER ONLY
                      ------------------------------------

     ProCentury Corporation is pleased to announce that it has or will be making a contribution in the form of an Employer Deferral for the account of __________ ________________ (the "Participant") who is an eligible Key Employee designated or is a Director eligible for participation in The ProCentury Corporation Deferred Compensation Plan for the calendar year ending _________________, 20___ pursuant to the following terms:

AMOUNT OF EMPLOYER DEFERRAL. The amount of the Employer Deferral is or will equal __________________________________________________________________________
_______________________________________________________________________

EMPLOYER DEFERRAL VESTING DATE: The date upon which your rights to payment of the Employer Deferral for this calendar year becomes vested is _________________
________________________________________________________________________________
______________________________________ (which is known as your Employer Deferral
Vesting Date for this year's Employer Deferral). Notwithstanding the forgoing, your Employer Deferral shall automatically become 100 percent vested upon severance of your Service (a) for reason of death or Disability Retirement or
(b) at any time on or after your Normal Retirement Age or (c) within three years after a Change in Control.

                             PARTICIPATION AGREEMENT

                       ----------------------------------
                       TO BE COMPLETED BY THE PARTICIPANT
                       ----------------------------------

     This Participation Agreement evidences the Participant's elections regarding the Employer Deferral described for the calendar year as described above.

PAYMENT FORM. I elect as the Payment Form for payment of my Aggregate Account Balance under the Plan the following:

     ---------------------------------------------------
     Please mark and complete only ONE of the following:
     ---------------------------------------------------

___  Lump sum to be paid within 60 days after my Entitlement Date;

___ In the form of an annuity to be purchased from my Aggregate Account Balance, payment of which will begin within 60 days after my Entitlement Date, payable as follow describe: _________________________________________
________________________________________________________________________________
_____________________________________________________________________

--------------------------------------------------------------------------------
Any Payment Form elected must conform to all limitations in the definition of "Payment Form" contained in the Plan. If no form of payment is made available for election or no other form of payment is so elected or if any form of payment elected is not valid, the Payment Form shall be lump sum.

You may change your "Payment Form" by completing, executing, and returning another form of Participation Agreement completed to show the Payment Form as so changed as long as it is received before the calendar year of the Entitlement Date that you marked and completed above.

After a your Entitlement Date, you may make no more than one election of, or change in, the Payment Form and the starting date for payment of that Payment Form and only if such election or change is made before the actual starting date. Thereafter, no further change may be made in Payment Form or the starting date thereof, and in no event may any change be made after payment starts.
--------------------------------------------------------------------------------

INVESTMENT FUNDS. I understand that I must elect the investment funds that will be used to determine the income, expenses, gains, and losses credited to my accounts of Deferred Amounts and Employer Deferrals under the Plan. I understand that my election at this time supersedes any previous investment election or instruction that I have made under the Plan. I hereby elect that my account balances under the Plan shall credited as if invested in the following percentages in the following investments:

     ----------------------------------------------------------------------
     Please complete the following in increments of 1%. The sum of the column "Percentage" must total 100%
     ----------------------------------------------------------------------

     ---------------------------------------------------------------------------
     Investment                               Percentage
     ---------------------------------------------------------------------------
                                              %
     ---------------------------------------------------------------------------
                                              %
     ---------------------------------------------------------------------------
                                              %
     ---------------------------------------------------------------------------
                                              %
     ---------------------------------------------------------------------------
                                              %
     ---------------------------------------------------------------------------
     TOTAL                                    100                  %
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
Your election will remain in effect until this election is changed. You may change your election by completing, executing and returning another Participation Agreement or other form provided for this purpose by the Administrator. The investment elections available for you to elect under the Plan may be changed from time to time. In such event that the forms available for election are changed, you will be notified if any form of investment that you elected is no longer available, and you will have the opportunity of changing your election. If you do not timely change your election or if any form of investment elected is no longer available, the Employer reserves the right to reallocate that elected investment form among other available forms.
--------------------------------------------------------------------------------

BENEFICIARY. I hereby designate the following as my Beneficiary in the case of my death:

     (1)  ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

     (2) If the Beneficiary (Beneficiaries) named in (1) above is not living on the date payments become payable to such Beneficiary:
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________

     ----------------------------------------------------------------------
     This Beneficiary designation revokes all prior designations made by the undersigned and is subject to all the terms of the Plan.

     You may change your "Beneficiary" by completing, executing, and returning another form of Participation Agreement completed to show the Beneficiary as so changed as long as it is received before your Entitlement Date.
     ----------------------------------------------------------------------

ELECTION DATE. The due date by which you must return this Participation Agreement completed and signed by you in order to be effective for the calendar year is _____________________. You should return your completed and signed Participation Agreement to:

                              ________________
                              ________________
                              ________________

AUTHORIZATION. I acknowledge that I have knowingly and voluntarily decided to participate in the Plan with respect to the Employer Deferral described above and other amounts contributed to the Plan. I understand that:

(a) My Aggregate Account Balance and the other assets of the Plan remain subject to the claims of the Employer's general creditors until received by me or my Beneficiary.

(b) The Plan is a defined contribution plan, and my benefit will be my Aggregate Account Balance and whatever Payment Form can be purchased with that Aggregate Account Balance my Entitlement Date.

(c) The Employer is not responsible for any loss that may be sustained as a result of any elections made by me pursuant to this Participation Agreement or that may be sustained by my Aggregate Account Balance as a result of any investment thereof.

(d) My rights under this Plan, even if vested, are subject to forfeiture for certain prohibited activities as provided in Section 3.6.

Dated:
       -----------------------------

                                      ------------------------------------------
                                      Signature of Participant



                                      ------------------------------------------
                                      Printed name of Participant

--------------------------------------------------------------------------------
This Participation Agreement is not valid or binding until it is accepted as properly completed and signed by the Employer or Administrator.
--------------------------------------------------------------------------------


                                    ACCEPTED:


Date:
       -----------------------------    ----------------------------------------
                                        Signature on behalf of the Administrator